                                CNI CHARTER FUNDS

                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND

                         Supplement dated March 21, 2000

          To the Institutional Class Prospectus dated January 12, 2000

THIS SUPPLEMENT PROVIDES DIFFERENT INFORMATION FROM THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE OTHER INFORMATION CONTAINED IN THE PROSPECTUS.

     Under the heading "DECLARING AND PAYING DIVIDENDS" beginning on page 28 of the prospectus, the second sentence has been deleted and replaced to read as follows:

     For the Large Cap Growth Fund and the Large Cap Value Fund, we will declare and pay dividends, if any, on the last business day of each calendar quarter, and pay net capital gain, if any, in the last quarter of each calendar year.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                CNI CHARTER FUNDS

                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND

                         Supplement dated March 21, 2000

                To the Class A Prospectus dated January 12, 2000

THIS SUPPLEMENT PROVIDES DIFFERENT INFORMATION FROM THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE OTHER INFORMATION CONTAINED IN THE PROSPECTUS.

     Under the heading "DECLARING AND PAYING DIVIDENDS" beginning on page 28 of the prospectus, the second sentence has been deleted and replaced to read as follows:

     For the Large Cap Growth Fund and the Large Cap Value Fund, we will declare and pay dividends, if any, on the last business day of each calendar quarter, and pay net capital gain, if any, in the last quarter of each calendar year.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

       ---------------------------------------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       CNI CHARTER PRIME MONEY MARKET FUND
                     CNI CHARTER GOVERNMENT MONEY MARKET FUND
                CNI CHARTER CALIFORNIA TAX EXEMPT MONEY MARKET FUND

       ---------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS

            400 North Roxbury Drive, Beverly Hills, California 90210

                             PRIME MONEY MARKET FUND

                        (formerly, the Money Market Fund)

                          GOVERNMENT MONEY MARKET FUND

                         (formerly, the Government Fund)

                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

                   (formerly, the California Tax Exempt Fund)

               Institutional Class, Class A and Class S of Shares

                                February 29, 2000

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Prospectuses dated February 29, 2000, which may be amended from time to time, for the Prime Money Market Fund (the "Prime Money Fund"), Government Money Market Fund (the "Government Money Fund") and the California Tax Exempt Money Market Fund (the "California Money Fund"). The Prime Money Fund, the Government Money Fund and the California Money Fund are collectively referred to in this Statement of Additional Information as the "Funds." The Funds are diversified investment portfolios of the CNI Charter Funds (the "Trust"), an open-end, management investment company. The Trust was formerly called the Berkeley Funds. Audited financial statements for the relevant periods ended October 31, 1999 for each Fund, and October 31, 1998 for the Prime Money Fund, as contained in the Annual Report to Shareholders of those Funds for the fiscal year ended October 31, 1999, are incorporated herein by reference.

To obtain a free copy of the above-referenced prospectuses, please contact SEI Investments Fund Management (the "Transfer Agent") at 1-888-889-0799.

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT TECHNIQUES..........................................................2

INVESTMENT RESTRICTIONS.......................................................11

RISK CONSIDERATIONS...........................................................14

MANAGEMENT OF THE TRUST.......................................................20

PORTFOLIO TRANSACTIONS AND TURNOVER...........................................26

DISTRIBUTION AND TAXES........................................................27

SHARE PRICE CALCULATION.......................................................31

YIELD.........................................................................31

DISTRIBUTION PLANS............................................................33

SHAREHOLDER SERVICE AGREEMENTS................................................35

EXPENSES......................................................................35

GENERAL INFORMATION...........................................................37

PRINCIPAL HOLDERS OF SECURITIES...............................................38

PURCHASE AND REDEMPTION OF SHARES.............................................40

OTHER INFORMATION.............................................................41

APPENDIX - RATINGS OF INVESTMENT SECURITIES....................................i

                              INVESTMENT TECHNIQUES

PRIME MONEY FUND

The Fund invests exclusively in the following types of U.S. dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which the Investment Manager has determined present minimal credit risk:

         - Certificates of deposit, time deposits, notes and bankers' acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

         - Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Services ("Moody's), Standard and Poor's Corporation ("S&P"), Duff and Phelps Credit Rating Co. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

         - Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Trust's Board of Trustees of the Trust (the "Board of Trustees" or the "Board"), to be at least equal in quality to one or more of the above referenced securities.

         - Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

         - Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

GOVERNMENT MONEY FUND

It is a fundamental policy of the Government Money Fund to invest, under normal conditions, in (1) U.S. Treasury obligations; (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and (3) repurchase agreements involving these obligations.

CALIFORNIA MONEY FUND

It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that produce interest that, in the opinion of bond counsel, is exempt from federal income tax. The California Money Fund will also invest, under normal conditions, at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). Under normal conditions, at least 65% of the California Money Fund's assets will be invested in municipal obligations the interest on which is exempt from California state personal income tax. These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities); and (2) taxable investments.

The Investment Manager or the California Money Fund's Subadviser will not invest 25% or more of the California Money Fund's assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.

PERMITTED INVESTMENTS

ASSET-BACKED COMMERCIAL PAPER. The Prime Money Fund and the California Money Fund can invest a portion of its assets in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

The Prime Money Fund and the California Money Fund each intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

ASSET-BACKED SECURITIES. The Prime Money Fund and the California Money Fund may invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a fund's portfolio. The level of interest rates and other factors, including general economic conditions, affect prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting a fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

BANK NOTES. The Prime Money Fund and the California Money Fund may invest in bank notes, which are unsecured promissory notes representing debt obligations that are issued by banks in large denominations.

BANKERS' ACCEPTANCES. The Prime Money Fund and the California Money Fund may invest in bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations issue bankers' acceptances to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT. The Prime Money Fund and the California Money Fund may invest in certificates of deposit. Certificates of deposit are interest-bearing instruments with specific maturities. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER. The Prime Money Fund and the California Money Fund may invest in commercial paper and other securities that are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors, such as the Prime Money Fund and the California Money Fund, who agree that they are purchasing the paper for investment and not for public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction and may only be accomplished in accordance with Rule 144A under the Securities Act.
Section 4(2) paper normally may be resold to other institutional investors such as the Prime Money Fund and the California Money Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, the Investment Manager, or a Subadviser, pursuant to guidelines approved by the Board, will monitor investments of the Prime Money Fund and the California Money Fund in these securities, focusing on such important factors as, among others, valuation, liquidity and availability of information.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. The Prime Money Fund may invest in Eurodollar certificates of deposit and foreign securities. Before investing in Eurodollar certificates of deposit, the Prime Money Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. All such securities will be U.S. dollar denominated.

FIXED INCOME SECURITIES. The Funds may invest in fixed income securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset value.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions set forth in this Statement of Additional Information. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) a Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of a Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MUNICIPAL SECURITIES. The California Money Fund may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the venues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

MUNICIPAL LEASES. The California Money Fund may invest in municipal leases. The California Money Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, such lease obligations are ordinarily backed by a municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligations.

MUNICIPAL NOTES. The California Money Fund may invest in municipal notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

MUNICIPAL BONDS. The California Money Fund may invest in municipal bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund may purchase private activity or industrial development bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Funds or their agents will have actual or constructive possession of the securities held as collateral for the repurchase agreement. The Funds bear a risk of loss in the event the other party defaults on its obligations and the Funds are delayed or prevented from exercising their right to dispose of the collateral securities, or if the Funds realize a loss on the sale of the collateral securities. The Investment Manager or a Fund's Subadviser will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board of Trustees. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager or a Fund's Subadviser may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager and/or a Fund's Subadviser will monitor compliance with this requirement. Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements, in some circumstances, may not be tax exempt.

RULE 144A SECURITIES. The Prime Money Fund and the California Money Fund may invest in Rule 144A securities. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and the settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

The Board of Trustees may, in the future, delegate the function of making day-to-day determination of liquidity to the Investment Manager or a Subadviser pursuant to guidelines approved by the Board. The Investment Manager or a Subadviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that quote prices for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, and (5) the nature of the security and how trading is effected (e.g., the time needed to see the security, how bids are solicited, and the mechanics of transfer.) To the extent the Investment Manager or a Subadviser, according to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to percentage limit restriction of the Prime Money Fund and the California Money Fund on illiquid securities investment.

STANDBY COMMITMENTS AND PUT TRANSACTIONS. The Government Money Fund and the California Money Fund reserves the right to engage in standby commitments and put transactions. The Investment Manager and the Subadvisers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Government Money Fund and the California Money Fund will limit put transactions to institutions that the Investment Manager or a Subadviser believes present minimum credit risks. The Investment Manager or a Subadviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a fund and the writer may excuse the writer from repurchasing the securities.
For example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain portfolio liquidity. A fund can, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the writer. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a fund, it could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

TAX EXEMPT COMMERCIAL PAPER. The Prime Money Fund and California Money Fund may invest in tax exempt commercial paper. Tax exempt commercial paper is unsecured short-term obligations issued by a government or political sub-division.

TIME DEPOSITS. The Prime Money Fund and California Money Fund may invest in time deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS. The Funds may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA, which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), and others are supported by the right of the issuer to borrow from the Treasury. The agencies or instrumentalities of the U.S. Government may guarantee the payment of principal at the maturity of an obligation. Thus, in the event of a default prior to maturity, there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS. U.S. Treasury Obligations consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Funds may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES. The Funds may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Funds before settlement. Although each Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, each Fund may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager or a Fund's Subadviser deems it appropriate to do so.

The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

ILLIQUID SECURITIES. No Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is nonfundamental.

BORROWING POLICY. The Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days, (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

                             INVESTMENT RESTRICTIONS

Except as otherwise noted with an *, the restrictions below are nonfundamental and can be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of the Funds. The Funds may not:

         (1) Subject to the provisions of Rule 2a-7 under the Investment Company Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

         (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

         (3) *Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

         (4) Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities
                  Act). The Funds will invest no more than 10% of net assets in illiquid securities.

         (5) *Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

         (6) Invest for the purpose of exercising control or management of another issuer.

         (7) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund's prospectus and the Investment Company Act.

         (8) *Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

         (9) *Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

         (10) Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

         (11) Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

         (12) *Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

         (13)     *Issue senior securities as defined in the Investment Company
                  Act.

         (14) Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Funds will only purchase securities that the Investment Manager and/or a Fund's Subadviser has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the Investment Company Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

         (1) a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody's, S&P, Duff, Fitch, Thomson BankWatch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

         (2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

         (3) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

         (4) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security),
(2) has been determined by the Investment Manager or the

Fund's Subadviser, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. government security (a "Government security"). A Second Tier Security is any other Eligible Security.

Each Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation); provided, however, that (1) the California Money
Fund may invest up to 25% of the value of its assets without regard to this restriction as permitted by Rule 2a-7 under the Investment Company Act, and
(2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund's total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of a Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.

                               RISK CONSIDERATIONS

GENERAL RISKS TO CONSIDER

The Funds' portfolios will be affected by general changes in interest rates that will result in increases or decreases in the market value of the obligations held by the Funds. The market value of the obligations in the Funds' portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing the Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

The value of commercial paper and other securities in the Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. As discussed above, the Funds will invest in securities which the Investment Manager or a Fund's Subadviser has determined, according to procedures approved by the Board, and factors set forth under Rule 2a-7 under the Investment Company Act, to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager or a Fund's Subadviser to minimize the credit risk with respect to the securities in the Funds' portfolios, but there can be no absolute assurance that the Investment Manager or the Subadviser will be successful in this regard. If issuer defaults nevertheless occur respecting a sufficiently large portion of a Fund's portfolios, the Fund may be unable to maintain stable net asset values of $1.00 per share.

The Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

CALIFORNIA MONEY FUND - SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities ("California Municipal Securities") may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, and related civil actions, (2) a wide variety of California laws and regulations, and (3) the general financial condition of the State of California.

There could be economic, business or political developments that might affect all Municipal Securities of a similar type. To the extent that a significant portion of the California Money Fund's assets are invested in Municipal Securities payable from revenues on similar projects, the California Money Fund will be subject to the risks presented by such projects to a greater extent than it would be if the California Money Fund's assets were not so invested. Moreover, in seeking to attain its investment objective the California Money Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds.

Under normal conditions, the California Money Fund will be fully invested in obligations which produce income exempt from federal income tax and California state personal income tax. Accordingly, the California Money Fund will have considerable investments in California Municipal Securities. As a result, the California Money Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

An investment in the California Money Fund will be affected by the many factors that affect the financial condition of the State of California. For example, financial difficulties of the State of California, its counties, municipalities and school districts that hinder efforts to borrow and credit ratings are factors which may affect the California Money Fund.

The California Money Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the California Money Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. Although the California Money Fund's objective is to provide income exempt from federal and California State personal income taxes, some of its income may be subject to the alternative minimum tax.

HISTORICAL PERSPECTIVE. The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trust and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Money Fund.

Because the California Money Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. The California Money Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the California Money Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the California Money Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, were severely affected. Since the start of 1994, however, California's economy has been on performing strongly. The unemployment rate, while still higher than the national average, fell to an average of 5.9% during 1998, compared to over 10 percent during the recession, and to 4.8% in November, 1999. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth.

Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. A consequence of the large budget deficits has been that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved in the fiscal years beginning 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last four fiscal years and the State's cash flow borrowing was limited to $1.7 billion in 1998-99. The State issued $1.0 billion of revenue anticipation notes for the 1999-2000 fiscal year.

On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act. The Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.

The Governor's 2000-2001 proposed budget provides for total State spending of $85.1 billion (excluding expenditures of federal funds and selected bond funds), an increase of 3.7% from the current year. Approximately 80% of this total is from the General Fund and 20% from special funds. The proposed budget assumes that General Fund revenues will total $68.2 billion in 2000-01, a 4.7% increase from the current year. General Fund expenditures are proposed to be $68.8 billion, an increase of 4.5%. After accounting for various set-asides, the year-end reserve is estimated to be $1.2 billion, or about 1.8% of total 2000-01 General Fund revenues.

The foregoing discussion of the 1999-00 fiscal year budget and the proposed 1999-00 fiscal year budget is based in large part on statements made in a recent "preliminary official statement" distributed by the State of California. In that document, the State indicated that its discussion of the fiscal year budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. The State noted further that the estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the state and the nation, and that there can be no assurance that the estimates will be achieved.

Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard & Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves. In August 1999, Standard & Poor's raised its rating from A+ to AA- citing the State's strong economic performance and its return to structural fiscal balance.

CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution. In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund.

During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

In 1986, California voters approved an initiative statute known as Proposition
62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court has upheld the Proposition 62 requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes. In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (1) require that the State set aside a prudent reserve fund for public education, and (2) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously authorized taxes, assessments, fees and charges.

The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

Certain tax-exempt securities in which the California Money Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, state law may adversely affect the revenues of California health care institutions, and does limit the remedies of a creditor secured by a mortgage or deed of trust on real property.

In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

The California Money Fund's concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

The Board of Trustees is responsible for overseeing the management of the Trust. The officers and trustees of the Trust, their principal occupations during the past five years, and their affiliations, if any, with the Investment Manager are as follows:

                                                                                         Principal Occupation For
               Name                             Age    Position With The Trust           The Past Five Years
Irwin G. Barnet, Esq.                           61     Trustee                         An attorney and a principal of
Sanders, Barnet, Goldman, Simons                                                       Sanders, Barnet, Goldman, Simons
  & Mosk                                                                               & Mosk, a law firm
1901 Avenue of the Stars, Suite 850
Los Angeles, California  90067

Maria D. Hummer, Esq.*                          54     Trustee                         An attorney with Manatt, Phelps
Manatt, Phelps & Phillips, LLP                                                         & Phillips and Chair of the Land
11355 West Olympic Boulevard                                                           Use Section of that law firm.
Los Angeles, California  90064

Victor Meschures, CPA                           61     Trustee                         A Certified Public Accountant
Meschures, Campeas, Thompson &                                                         with Meschures, Campeas,
  Snyder, LLP                                                                          Thompson &  Snyder, LLP, an
760 North La Cienega Boulevard                                                         accounting firm
Los Angeles, California  90069

William R. Sweet                                61     Trustee                         Retired; formerly, Executive
81 Tiburon Road                                                                        Vice President, The Bank of
Tiburon, California  94920                                                             California (1985-1996)

James R. Wolford                                45     Trustee                         Senior Vice President and Chief
Forecast Commercial Real Estate Services, Inc.                                         Operating Officer
3602 Inland Empire Blvd.                                                               (2000-present); Senior Vice
Suite A-105                                                                            President and Chief Financial
Ontario, CA  91764                                                                     Officer, Bixby ranch Company, a
                                                                                       real estate company.

                                                                                         Principal Occupation For
               Name                             Age    Position With The Trust           The Past Five Years
Mark Nagle                                      39     President and Chief Executive   President, Vice President and
SEI Investments                                        Officer                         Controller, Funds Accounting;
One Freedom Valley Drive                                                               Vice President of the
Oaks, Pennsylvania 19456                                                               Administrator and Distributor
                                                                                       (1996-Present); BiSYS Fund
                                                                                       Services, Vice President of Fund
                                                                                       Accounting (1995-1996); Fidelity
                                                                                       Investments, Senior Vice
                                                                                       President (1981-1995).

Christopher Salfi                               35     Controller and Chief            Accounting Director of SEI
SEI Investments  Investments                           Operating Officer               Investments Mutual Fund
One Freedom Valley Drive                                                               Services, Fund Accounting
Oaks, Pennsylvania 19456                                                               Director, Fund Accounting
                                                                                       Manager (1994-Present);
                                                                                       Investment Accounting Manager
                                                                                       (1993-1994).

Lydia A. Gavalis, Esq.                          35     Vice President and Assistant    Vice President and Assistant
SEI Investments                                        Secretary                       Secretary of the Administrator
One Freedom Valley Drive                                                               and the Distributor
Oaks, Pennsylvania 19456                                                               (1998-Present); Assistant
                                                                                       General Counsel and Director of
                                                                                       Arbitration, Philadelphia Stock
                                                                                       Exchange (1989-1998)

Lynda J. Striegel, Esq.                         50     Vice President and Assistant    Vice President and Assistant
SEI Investments                                        Secretary                       Secretary of the Administrator
One Freedom Valley Drive                                                               and Distributor (1998-Present);
Oaks, Pennsylvania 19456                                                               Senior Asset Management Counsel,
                                                                                       Barnett Banks, Inc. (1997-1998);
                                                                                       Partner, Groom and Nordberg,
                                                                                       Chartered (1996-1997); Associate
                                                                                       General Counsel, Riggs Bank,
                                                                                       N.A. (1991-1995).

                                                                                         Principal Occupation For
               Name                             Age    Position With The Trust           The Past Five Years
James R. Foggo, Esq.                            35     Vice President and Assistant    Vice President and Assistant
SEI Investments                                        Secretary                       Secretary of the Administrator
One Freedom Valley Drive                                                               and Distributor (1998-Present);
Oaks, Pennsylvania 19456                                                               Associate, Paul Weiss, Rifkind,
                                                                                       Wharton & Garrison (1998);
                                                                                       Associate, Baker & McKenzie
                                                                                       (1995-1998); Associate,
                                                                                       Battle Fowler LLP (1993-1995).

Kevin P. Robins, Esq.                           38     Vice President and Assistant    Senior Vice President and
SEI Investments                                        Secretary                       General Counsel of the
One Freedom Valley Drive                                                               Administrator and Distributor
Oaks, Pennsylvania 19456                                                               (1994-Present)

*This individual is considered an interested person of the Trust as defined in
Section 2(a)(19) of the Investment Company Act.

The address of each individual listed above, unless otherwise indicated, is 400 North Roxbury Drive, Beverly Hills, California 90210.

COMPENSATION TABLE


  Name of Person, Position          Aggregate           Pension or        Estimated Annual    Total Compensation
                                Compensation from       Retirement          Benefits Upon     From Fund and Fund
                                    the Trust        Benefits Accrued        Retirement         Complex Paid to
                                                      As Part of Fund                              Trustees
                                                         Expenses
Irwin G. Barnet                      $3,000                 N/A                  N/A                $3,000
Trustee

Maria D. Hummer                      $3,000                 N/A                  N/A                $3,000
Trustee

Victor Meschures                     $3,000                 N/A                  N/A                $3,000
Trustee


  Name of Person, Position          Aggregate           Pension or        Estimated Annual    Total Compensation
                                Compensation from       Retirement          Benefits Upon     From Fund and Fund
                                    the Trust        Benefits Accrued        Retirement         Complex Paid to
                                                      As Part of Fund                              Trustees
                                                         Expenses
William R. Sweet                     $3,000                 N/A                  N/A                $3,000
Trustee

James R. Wolford                     $3,000                 N/A                  N/A                $3,000
Trustee

INVESTMENT MANAGER

The Trust and City National Bank have entered into an Investment Management Agreement (the "Management Agreement") as of April 1, 1999, regarding the Funds. The Investment Manager provides a continuous investment program including general investment and economic advice regarding the Funds' investment strategies, manages the Funds' investment portfolios and provides other services necessary to the operation of the Funds and the Trust. The Investment Manager is exempt from registering as an investment adviser under the Investment Advisers Act of 1940, as amended, because of its status as a bank. City National Bank, founded in the early 1950's, is a federally chartered commercial bank with approximately $13.8 billion in assets under administration and $4.2 billion in assets under management, as of January 31, 2000. It is a wholly-owned subsidiary of City National Corporation, a New York Stock Exchange listed company.

The Investment Management Agreement will be in effect for a two-year term from its effective date, and thereafter will continue in effect for one-year terms, subject to annual approval by: (1) the Board or (2) a vote of the majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. In either event, the continuance must also be approved by a majority of the Trustees who are not parties to the Investment Management Agreement, or interest persons (as defined in the Investment Company Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time upon 60-days notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment (as defined in the Investment Company Act).

Pursuant to the Investment Management Agreement, the Investment Manager is entitled to receive as an annual fee, payable monthly, of 0.25% of average daily net assets from the Prime Money Fund, 0.27% of average daily net assets from the California Money Fund and 0.26% of average daily net assets from the Government Money Fund.

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of the Subadvisers. The Investment Manager may, in the future, and after having secured the necessary SEC approval, change a Subadviser according to certain procedures without soliciting shareholders' approval.

The Investment Management Agreement allows the Investment Manager to voluntarily waive its fees payable under the Investment Management Agreement and to reimburse all or a portion of a Fund's expenses. The Investment Management Agreement further provides that the Investment Manager may seek reimbursement of these amounts within a three-year period following such reduction or payment, subject to a Fund's ability to effect such reimbursement and remain in compliance with any applicable expense limitations. The Investment Manager will generally seek reimbursement for the oldest of any reductions and/or waivers before payment by a Fund for fees and expenses for the current year. Such reimbursement may be paid prior to a Fund's payment of current expenses if so requested by the Investment Manager even if such payment may require the Investment Manager to waive or reduce its current fees under the Investment Management Agreement or to pay current Fund expenses.

SUBADVISER TO THE GOVERNMENT MONEY FUND

The Investment Manager and Wellington Management Company, LLP (the "Wellington Management") have entered into a subadvisory agreement (the "Wellington Subadvisory Agreement") pursuant to which Wellington Management serves as investment adviser to the Government Money Fund. The Wellington Subadvisory Agreement provides that the Wellington Management shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the Wellington Subadvisory Agreement after the first two (2) years of the Wellington Subadvisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Government Money Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Wellington Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Wellington Subadvisory Agreement will terminate automatically in the event of its assignment. It is terminable at any time without penalty by the Investment Manager, the Board of Trustees or by a vote of the majority of the outstanding voting securities of the Government Money Fund on 60 days' written notice to the Wellington Management, or by the Wellington Management on 90 days' written notice to the Trust.

Wellington Management is entitled to a fee for its investment advisory services, which is accrued daily and paid monthly at the following annual rates: 0.075% of the combined daily net assets of the Government Money Fund up to $500 million and 0.02% of such net assets in excess of $500 million. Wellington Management may voluntarily waive portions of its fees, although such waiver is not expected to affect the Government Money Fund's total operating expenses, due to the nature of the Investment Manager's fee waivers. Wellington Management may terminate its waiver at any time.

Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of December 31, 19999, Wellington Management had discretionary management authority with respect to approximately $235 billion in assets.

SUBADVISER TO THE CALIFORNIA MONEY FUND

The Investment Manager and Weiss, Peck & Greer, L.L.C. ("WP&G" and, with Wellington Management, each a "Subadviser" and together, the "Subadvisers") have entered into a subadvisory agreement (the "WP&G Subadvisory Agreement") pursuant to which WP&G serves as an investment adviser to the California Money Fund. The WP&G Subadvisory Agreement provides that WP&G shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

WP&G is a limited liability company founded as a limited partnership in 1970, and engages in investment management, venture capital management and management buyouts. WP&G has been active since its founding in managing portfolios of tax exempt securities. As of January 31, 2000, total assets under management were approximately $18 billion. The principal business address of WP&G is One New York Plaza, New York, New York 10004.

The WP&G Subadvisory Agreement must be specifically approved at least annually
(1) by the vote of a majority of the outstanding shares of the California Money Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to such WP&G Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The WP&G Subadvisory Agreement will terminate automatically in the event of its assignment. It is terminable at any time without penalty by the Investment Manager, the Board of Trustees or, by a vote of the majority of the outstanding voting securities of the California Money Fund, on 60 days' written notice to WP&G, or by WP&G on 90 days' written notice to the Trust.

WP&G is entitled to a fee for its investment advisory services, which is accrued daily and paid monthly at the following annual rates: 0.05% of the average daily net assets of the California Money Fund up to $500 million, 0.04% between $500 million and $1 billion and 0.03% of net assets in excess of $1 billion.

PRINCIPAL UNDERWRITER

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for its distribution services to the Funds. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the Distribution Agreement and is thereafter renewable annually. The Distribution Agreement will terminate automatically in the event of its assignment and may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding voting securities of the Trust upon not less than 60 days' prior written notice by either party or upon assignment by the Distributor.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management, (the "Transfer Agent") located at 530 East Swedesford Road Wayne, Pennsylvania 19087 serves as transfer agent for the Funds. The Transfer Agent provides information and services to the Funds' shareholders which include reporting share ownership, sales, and dividend activity (and associated tax consequences), responding to daily inquiries, and effecting the transfer of the Funds' shares. It furnishes such office space and equipment, telephone facilities, personnel, and informational literature distribution as is necessary or appropriate in providing transfer agency information and services.

CUSTODIAN

Pursuant to a Custodian Agreement, First Union National Bank serves as the Custodian (the "Custodian") of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the securities and cash in the Funds' portfolios.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

The Trust's independent auditors, KPMG LLP, audit and report on the annual financial statements of the Funds and review the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, Suite 2900, San Francisco, California 94104.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds in relation to movements in the general level of interest rates; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the yields of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager, or a Fund's Subadviser, in effecting purchases and sales of portfolio securities for the account of the Funds, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager or a Fund's Subadviser generally selects broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including execution capability and financial responsibility.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager or a Fund's Subadviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. The Investment

Manager or a Fund's Subadviser may use such resources when providing advisory services to other investment advisory clients, including other mutual funds.

The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager or a Fund's Subadviser. Such other accounts may also make investments in instruments or securities at the same time as the Funds. If the Investment Manager or a Fund's Subadviser determines that the purchase or sale of a security is in the best interest of a Fund as well as that of another client, it may aggregate the securities to be purchased or sold to the extent permitted by applicable laws and regulations. It will do so in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, it will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Funds' portfolio turnover rates for reporting purposes are expected to be zero.

                             DISTRIBUTION AND TAXES

DISTRIBUTIONS

Your dividends begin to accrue on the day of purchase for shares bought. All times are Eastern time. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. We will not credit you with dividends for shares on the day you sell them.

On each day that the Funds' net asset values per share are determined (each a "Business Day"), the Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and
(2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full and fractional shares of the Funds at the net asset value on the last Business Day of each month. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. The Funds will pay shareholders who redeem all of their shares all dividends accrued to the time of the redemption within seven days after the redemption.

The Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses to the extent not offset by realized capital gains will be carried forward up to eight years. It is not anticipated that any Fund will realize any long-term capital gains. Expenses of the Trust are accrued daily. Should the net asset values of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund's distributions.

FEDERAL INCOME TAXES

It is the policy of the Funds to qualify for taxation, and to elect to be taxed, as "regulated investment companies" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Funds will distribute each year substantially all of their investment company taxable income (if any), their net exempt-interest income (if any), and their net capital gains (if any), and will seek to meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as regulated investment companies, the Funds must, among other things, annually (1) derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of their taxable years
(i) at least 50% of the market value of the Funds' total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Funds' total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Funds control, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, which they distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, the Funds must distribute annually at least (1) 90% of "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) tax exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for their taxable years. The Funds intend to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98 percent of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions by the Funds of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some Variable Rate Demand Securities which have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). The Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax exempt municipal obligations acquired with a put option. The IRS subsequently announced that it will not ordinarily issue an advance letter ruling as to the identity of the true owner of property in cases involving the sale of securities (or participation interests therein) if the purchaser has the right to cause the security (or participation interest therein) to be purchased by the seller or a third party. The Funds intend to take the position that they are the owner of any securities with respect to which they also hold a put option.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30%

(or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Funds may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Funds at rates up to 30% (subject to reduction under certain income tax treaties).

CALIFORNIA MONEY FUND

The California Money Fund intends to qualify to pay dividends to shareholders that are exempt from both federal income tax and California personal income tax ("California exempt-interest dividends"). The California Money Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the California Money Fund's taxable year, at least 50 percent of the value of the California Money Fund's total assets consists of obligations the interest on which would be exempt from federal income tax and California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and (2) the California Money Fund continues to qualify as a regulated investment company.

If the California Money Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The California Money Fund will notify its shareholders of the amount of California exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the California Money Fund may not be entitled to exclude California exempt-interest dividends from their California income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the California Money Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Money Fund will not be deductible for federal income tax or

California personal income tax purposes if the California Money Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION

The Funds value portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Fund's net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset values per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                      YIELD

If you would like to know the current seven-day yield of any of the Funds, you may call 1-888-889-0799. The historical performance of the Funds may be shown in the form of yield and effective yield. These measures of performance are described below. As noted in the

Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares. As of October 31, 1999, the yields were as follows.

-----------------------------------------------------------------------------------------------------------------
                                                      Effective           Tax-Equiv.         Tax-Equiv.
Fund                               Yield              Yield                Current Yield*    Effective Yield*
                                   (7-day)            (7-day)             (7-Day)            (7-Day)
-----------------------------------------------------------------------------------------------------------------
PRIME MONEY FUND

Class A                            4.60%              4.71%               N/A                N/A
Class S**                          N/A                N/A                 N/A                N/A
Institutional Class                4.82%              4.94%               N/A                N/A

GOVERNMENT MONEY FUND

Class A                            4.55%              4.65%               N/A                N/A
Class S                            4.35%              4.44%               N/A                N/A
Institutional Class**              N/A                N/A                 N/A                N/A

CALIFORNIA MONEY FUND

Class A                            2.39%              2.42%               4.36%              4.42%
Class S**                          N/A                N/A                 N/A                N/A
Institutional Class**              N/A                N/A                 N/A                N/A
-----------------------------------------------------------------------------------------------------------------

* Calculated using a combined federal and California income tax rate of 45.22% for the California Money Fund. ** Seven day yield information was not available for the Prime Money Fund Class S shares, the Government Fund Institutional Class shares, and the California Money Fund Class S and Institutional Class shares as these shares had not yet been offered for sale for at least seven days as of October 31, 1999.

Current yield reflects the interest income per share earned by the Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] - 1

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the California Money Fund (computed for the California Money Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the California Money Fund that is not tax exempt. In calculating tax equivalent yields for the California Money Fund, the California Money Fund assumes an effective tax rate (combining federal and California tax rates) of 45.22%, based on a California tax rate of 9.3% combined with a 39.6% federal tax rate. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

                               DISTRIBUTION PLANS

The Trust has adopted a Distribution Plan (the "Plan") for the Class A and Class S classes of the Funds in accordance with Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act ("Independent Trustees"), and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of these Independent Trustees.

The Plan adopted by Class A and Class S shareholders provides that the Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of a Fund's Class A and Class S shares that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Distributor, that provide distribution-related services to Class A and/or Class S shareholders or to their customers who beneficially own Class A and/or Class S shares.

Payments may be made under the Class A and Class S Plans for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that the Investment Manager, Wellington Management and/or WP&G benefited through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of any of the distribution plans or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The 12b-1 Plan provide that the Investment Manager may use the distribution fees received only to pay for the distribution expenses of that Class.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Investment Manager.

The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees, including a majority of the Independent Trustees who have no material interest in the 12b-1 Plan vote annually to continue the 12b-1 Plan. The Board, when approving the establishment of the 12b-1 Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the 12b-1 Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trusts (as that term is used under the Investment Company Act) nor any Independent Trustee.

All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Manager on behalf of the shares of the Fund. In addition, as long as the 12b-1 Plan remain in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust shall be made by the Independent Trustees.

                         SHAREHOLDER SERVICE AGREEMENTS

The Investment Manager has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, the Investment Manager will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Funds will pay the Investment Manager a fee of up to 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. The Investment Manager will pay certain banks, trust companies, broker-dealers and other institutions (each a "Participating Organization") out of the fees the Investment Manager receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, the Investment Manager may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, the Investment Manager will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of the Investment Manager, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

The Investment Manager may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds' Prospectuses in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and other industry association membership dues.

Prior to April 1, 1999 Berkeley Capital Management ("BCM") served as the Investment Manager for the Prime Money Fund whereby it received fees at an annual rate of 0.25% of the average daily net assets of the Fund. Following the acquisition of North American Trust Company by City National Bank, City National Investments ("CNI"), a division of City National Bank, assumed the role of Investment Manager. Under the terms of the agreements, CNI receives an annual fee equal to 0.25% of the average daily net assets of the Prime Money Fund, 0.26% of the average daily net assets of the Government Money Fund and 0.27% of the average daily net assets of the California Money Fund. During the year ended October 31, 1999, BCM earned investment advisory fees related to the Prime Money Fund of $72,162. The Prime Money Fund, Government Money Fund and California Money Fund paid investment advisory fees to CNI, net of waivers, as of October 31, 1999, in the amount of $61,595, $788,820 and $98,573, respectively. During the year ended October 31, 1998, BCM earned investment advisory fees related to the Prime Money Fund of $80,861, net of waivers.

In its role as Investment Manager, CNI has contractually agreed to limit its fees or reimburse the expenses of the Institutional Class shares of the Prime Money Fund to the same contractual limit as was provided by BCM. For the Government Money Fund, California Money Fund, and all other classes of the Prime Money Fund, CNI has voluntarily agreed to limit its fees or reimburse the expenses to the extent necessary to keep the operating expenses at or below certain percentages of the respective average daily net assets of the Funds. The contractual and voluntary expense limitations (expressed as a percentage of average daily net assets) are as follows:

    ---------------------------------- ----------------- --------------------- -------------------------
                                       Prime Money Fund    Government Money     California Money Fund
                                                                 Fund

    ---------------------------------- ----------------- --------------------- -------------------------
    ---------------------------------- ----------------- --------------------- -------------------------

    Institutional Class                        0.63%             0.63%                     0.55%
    ---------------------------------- ----------------- --------------------- -------------------------
    ---------------------------------- ----------------- --------------------- -------------------------
    Class A                                    0.85%              0.85%                    0.78%
    ---------------------------------- ----------------- --------------------- -------------------------
    ---------------------------------- ----------------- --------------------- -------------------------
    Class S                                    1.05%              1.05%                    0.98%
    ---------------------------------- ----------------- --------------------- -------------------------

The Investment Manager may remove these limits at any time, other than with respect to the Institutional Class shares of the Prime Money Fund, which may be removed at any time after March 31, 2001. Under certain conditions, the Investment Manager may recoup the expenses it has reimbursed or absorbed within three years after they occur if such repayments can be achieved within a Fund's then current expense limit.

Effective April 1, 1999 the Trust entered into Shareholder Services Agreements (the "Agreements") with City National Bank whereby City National Bank receives shareholder service fees at an annual rate of 0.25% of the average daily net assets of the Funds. Under the Agreements, the Prime Money Fund, Government Money Fund and California Money Fund paid shareholder services fees, net of waivers, to City National Bank, as of October 31, 1999, in the amount of $216,387, $1,226,672 and $443,195, respectively.

The Trust and the Distributor entered into Distribution Agreements dated April 8, 1999. The distributor receives no fees for its distribution services under these agreements.

City National Bank serves as Sub-Distributor to the Funds. The Funds have adopted Distribution Plans ("the Plans") relating to the Class A and S shares pursuant to the Investment Company Act of 1940, Rule 12b-1. The Plans provide for payment of fees to the Distributor at an annual rate of 0.50% of the average daily net assets of the Class A and S shares. Such fees are then paid to the Sub-Distributor for services provided. Under the Agreements the Prime Money Fund, Government Money Fund and California Money Fund paid distribution fees, net of waivers, to City National Bank, as of October 31, 1999, in the amount of $265, $1,472,113 and $564,988, respectively.

                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of nine series - three of which are described in this Statement of Additional Information. The Board of Trustees may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Funds described in this Statement of Additional Information each have three classes of shares. This Statement of Additional Information describes the Class A, Class S and Institutional Class of shares for each Fund. Generally, only financial institutions and financial intemediaries may purchase Institutional Class shares for their own or on behalf of their customer accounts. Class A shares are intended for individual investors, partnerships, corporations and other accounts that have short-term investment needs. Class S Shares are primarily designed as "Sweep" shares -- by which investors are able to invest deposited funds overnight or for short periods of time. The classes of each Fund are subject to the same expenses, except that they are subject to different distribution costs and other expenses.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and its Bylaws, shareholder meetings may be called by the Trustees for any purpose as may be prescribed by law, the Agreement and Declaration of Trust, or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the Investment Company Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Agreement and Declaration of Trust provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Agreement and Declaration of Trust, and except that where any provision of law, of the Agreement and Declaration of Trust, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

As of February 18, 2000, the following shareholders held of record the following numbers of shares of the following classes of the Funds. As of February 18, 2000, the Trustees and officers of the Trust owned, in aggregate, of record less than 1% of the outstanding shares of each Fund.

------------------------------------------------------------- ------------------------ ----------------------
                                                                      SHARES                PERCENTAGE

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
                      PRIME MONEY FUND

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------

                    INSTITUTIONAL CLASS

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Fiduciary For Various Accounts          159,335,226.31           99.03%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------

------------------------------------------------------------- ------------------------ ----------------------

                          CLASS A

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
Southwest Securities                                          16,362,133.92            22.00%
Special Custodial Account For Exclusive Benefit of Our
Customers
Attn: Barbara Dodd
PO Box 509002
Dallas TX 75250-9002

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Agent For Various Accounts              59,265,087.58            78.00%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------

                          CLASS S

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Agent For Various Accounts              5,441,919.41             99.99%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------

GOVERNMENT MONEY FUND

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------

                          CLASS A

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
Southwest Securities                                          1,102,195,269.95         69.00%
Special Custodial Account For Exclusive Benefit of Our
Customers
Attn: Barbara Dodd
PO Box 509002
Dallas TX 75250-9002

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Agent For Various Accounts              506,108,030.15           31.00%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------

                          CLASS S

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Agent For Various Accounts              7,062,267.84             99.99%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------

------------------------------------------------------------- ------------------------ ----------------------

CALIFORNIA MONEY FUND

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
                          CLASS A

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
Southwest Securities                                          392,751,459.60           72.00%
Special Custodial Account For Exclusive Benefit of Our
Customers
Attn: Barbara Dodd
PO Box 509002
Dallas TX 75250-9002

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Agent For Various Accounts              145,556,142.86           27.00%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------

                          CLASS S

------------------------------------------------------------- ------------------------ ----------------------
------------------------------------------------------------- ------------------------ ----------------------
City National Bank As Agent For Various Accounts              690,430.17               99.99%
Attn: Trust OPS/Mutual Funds
PO Box 60520
Los Angeles CA  90060-0520

------------------------------------------------------------- ------------------------ ----------------------

                        PURCHASE AND REDEMPTION OF SHARES

The Funds' minimum initial investment is $100,000. Subsequent investments of $1,000 or more may be made. These minimum requirements may be changed at any time. Exceptions to the minimum investment requirements may be made at the discretion of the Investment Manager. In order to reach or maintain these purchase and account minimums, your Authorized Institution may aggregate your purchase with the purchases of its other clients. Further exceptions to the purchase and account minimums may be made at our discretion. The Funds will accept investments in cash only in U.S. dollars.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the relevant Fund at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when phone lines may become busy with calls from other investors. If you want to buy or sell shares but have trouble reaching the Funds by telephone, you may want to use another method for completing a transaction, even though an alternative procedure may mean that completing your transaction may take a longer period of time.

The Funds may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

                                OTHER INFORMATION

The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act, with respect to the securities offered by the Prospectuses pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

I.       COMMERCIAL PAPER

                  MOODY'S INVESTORS SERVICE

                  Prime-1 is the highest commercial paper rating assigned by Moody's Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1, but to a lesser degree.

                  STANDARD & POOR'S CORPORATION

                  A S&P A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety s not as high as for issues designated A-1.

II.      SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                  MOODY'S INVESTORS SERVICE

                  Short-term notes and variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection, although not as large as those of the top rated securities.

                  STANDARD & POOR'S CORPORATION

                  A S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by a SP-2 rating.

III.     BONDS

                  MOODY'S INVESTORS SERVICE

                  Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.

                  STANDARD & POOR'S CORPORATION

                  AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.